UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                033-36198              22-3038309
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                              (Address of Principal
                               Executive Offices)


                                 (770) 517-4750
                    (Registrant's telephone number, including
                                   area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in the Registrant's Certifying Accountant.

On July 12, 2005, the Audit Committee of the Board of Directors of Tectonic Network, Inc. (the "Company")appointed Tauber and Balser, P.C. ("Tauber") as the Company's independent registered public accounting firm. Prior to the appointment of Tauber, neither the Company nor anyone on behalf of the Company had consulted with Tauber during the Company's two most recent fiscal years ended June 30, 2004 and 2005 or during fiscal year 2006 through July 12, 2005 in any matter regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter which was the subject of either a disagreement with the Company's former independent registered public accounting firm or an event required to be disclosed pursuant to Item 304(a)(iv) of Regulation S-B.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RETURN ON INVESTMENT CORPORATION



Date: July 12, 2005               By: /s/ Arol R. Wolford
                                      ----------------------------------
                                      Arol R. Wolford
                                      President and Chief Executive Officer